Exhibit 99.2



                         Form 4 Joint Filer Information



Name:        Richard C. Lewis GST Exempt Marital Sub Trust, u/t/a dated 4/5/94

Address:     630 Butte Falls Highway
             Prospect, OR  97536

Designated Filer:          Kim Lewis Marshall

Issuer & Ticker Symbol:    Meadow Valley Corp (MVCO)

Date of Event:             01/12/04
                           01/13/04
                           01/14/04



Signature:   /s/  Kim Lewis Marshall, as Trustee
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